United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the registrant	☒

Filed by a party other than the registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Guaranty Federal Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

______________________________________

(2)	Aggregate number of securities to which transaction applies:

______________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________

(4)	Proposed maximum aggregate value of transaction:

______________________________________

(5)	Total fee paid:

______________________________________

☐	Fee paid previously with preliminary materials.

______________________________________

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

______________________________________

(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

______________________________________

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELD
SPRINGFIELD, MO 65807-4181
(417) 520-4333

____________________________________

NOTICE OF MEETING OF STOCKHOLDERS
To Be Held on May 26, 2010

Notice is hereby given that an annual meeting of the stockholders (the “Meeting”) of Guaranty Federal Bancshares, Inc. (the “Company”) will be held at the Guaranty Bank Operations Center, 1414 W. Elfindale Street, Springfield, Missouri, on May 26, 2010, at 6:00 p.m., local time.  Stockholders of record at the close of business on April 5, 2010 are the stockholders entitled to vote at the Meeting.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is being held for the purpose of considering and acting upon:

1.	The election of three directors.

2.	The approval of the Guaranty Federal Bancshares, Inc. 2010 Equity Plan.

3.	The advisory (non-binding) proposal on executive compensation.

4.	The ratification of BKD, LLP as Independent Registered Public Accounting Firm to the Company for the fiscal year ending December 31, 2010.

5.
Such other matters as may come properly before the Meeting or any adjournments thereof.  Except with respect to procedural matters incident to the conduct of the Meeting, the Board of Directors is not aware of any other business to come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Stockholders’ Meeting to be Held on May 26, 2010.  Pursuant to new rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice and Proxy Statement and our 2009 Annual Report may be accessed at www.gbankmo.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Don M. Gibson

Don M. Gibson
Chairman of the Board

Springfield, Missouri
April 26, 2010

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING.  THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.  IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

2

[Guaranty Federal Bancshares, Inc. Letterhead]

April 26, 2010

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc. (the “Company”), I cordially invite you to attend the 2010 Annual Meeting of Stockholders to be held at the Guaranty Bank Operations Center, 1414 W. Elfindale Street, Springfield, Missouri, on Wednesday, May 26, 2010 at 6:00 p.m., local time.  The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.  Following the formal meeting, I will report on the operations of the Company.  Directors and officers of the Company, as well as representatives of BKD, LLP, our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as soon as possible.  This will not prevent you from voting in person at the meeting but will assure that your vote is counted if you are unable to attend the meeting.

Respectfully,

/s/ Shaun A. Burke

Shaun A. Burke
President and CEO

3

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELD
SPRINGFIELD, MISSOURI 65807-4181

_____________________

PROXY STATEMENT
_____________________

This proxy statement has been prepared in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the “Company”) for use at the annual meeting of stockholders to be held on May 26, 2010 (the “Annual Meeting”), and at any adjournment(s) thereof.  The Annual Meeting will be held at 6:00 p.m., local time, at the Guaranty Bank Operations Center, 1414 W. Elfindale Street, Springfield, Missouri.  It is anticipated that this proxy statement will be mailed to stockholders on or about April 26, 2010.

RECORD DATE--VOTING--VOTE REQUIRED FOR APPROVAL

All persons who were holders of record of the common stock, par value $0.10 per share (“Common Stock”) of the Company at the close of business on April 5, 2010 (“Record Date”) will be entitled to cast votes at the Annual Meeting.  Voting may be by proxy or in person.  As of the Record Date, the Company had 2,640,340 shares of Common Stock issued and outstanding.

Holders of a majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Annual Meeting.

Stockholders are urged to indicate their vote in the appropriate spaces on the proxy card.  Each proxy solicited hereby, if properly executed, duly returned to the Board of Directors of the Company (the “Board of Directors” or the “Board”) and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated thereon.  Where no instructions are indicated, proxies will be voted by those named in the proxies FOR the approval of the specific proposals presented in this proxy statement and on the proxy card and in their discretion upon any other business that may properly come before the Annual Meeting or any adjournment thereof.  Each stockholder shall have one vote for each share of stock owned.

A stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by filing with the Secretary of the Company written instructions revoking the proxy.  A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy.  The proxy executed by a stockholder who attends the Annual Meeting will be revoked only if that stockholder files the proper written instrument with the Secretary prior to the end of the voting at the Annual Meeting.

To the extent necessary to assure sufficient representation at the Annual Meeting, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone, by internet or by further correspondence.  Officers, directors and regular employees of the Company will not be compensated for their solicitation efforts.  The cost of soliciting proxies from stockholders will be borne by the Company.  The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

Regardless of the number of shares of the Company’s Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting.  In order for any proposals considered at the Annual Meeting to be approved by the Company’s stockholders, a quorum must be present.  Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope.

Proxies marked as abstentions will be treated as shares present for purposes of determining whether a quorum is present.  Proxies marked as abstentions will not be counted as votes cast. Brokers are entitled to vote the shares they hold for their customers in “street name” on routine matters when the customers (i.e. the “beneficial owners”) do not instruct the brokers how to vote the customer’s shares.  Proposal Four regarding the ratification of BKD, LLP as Independent Registered Public Accounting Firm is deemed to be a routine matter so brokers will be entitled to vote shares of Common Stock they hold in street name on Proposal Four in the absence of instructions on how to vote by the beneficial owners.  Directors are elected by a plurality of votes of the shares present in person or by proxy at the Annual Meeting.   The proposals to approve the 2010 Equity Plan, executive compensation and to ratify the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on such matter.  Accordingly, abstentions will have no effect on the election of directors, the proposals to approve the 2010 Equity Plan, executive compensation and to ratify the Company’s independent registered public accounting firm.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Certificate of Incorporation of the Company restricts the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock.  This restriction does not apply to employee benefit plans of the Company.  The following table sets forth, as of the Record Date, persons or groups who are known by the Company to beneficially own more than 5% of the Common Stock.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Guaranty Bank, Trustee of the Employee Stock Ownership Plan (“ESOP”) 1341 West Battlefield Springfield, MO 65807-4181	264,578(1)	10.02%

(1)
Reflects shared investment and voting power with respect to all shares listed.  The ESOP purchased these shares for the exclusive benefit of plan participants with funds borrowed from the Company.  These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid.  The ESOP Committee, consisting of certain non-employee directors of the Company’s Board of Directors, instructs the ESOP Trustee regarding investment of ESOP plan assets.  The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants.  Unallocated shares and allocated shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the ESOP Committee.

The following table sets forth certain information as of the Record Date, with respect to the shares of the Company’s Common Stock beneficially owned by each of the directors, nominees for director and Named Executive Officers (see section titled “Summary Compensation Table”) of the Company, and the total shares beneficially owned by directors and executive officers as a group.  The Company’s policy is for each director to own a minimum of 2,500 shares, exclusive of stock grants and non-exercised stock options.  Directors with less than 5 years experience on the Board are required to own a minimum of 500 shares for each full year of service on the Board, up to 2,500 shares.  Less than 1% stock ownership is shown below with an asterisk (*).

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Total Outstanding Common Shares
Jack L. Barham	40,772(2)(3)	1.5%
Don M. Gibson	65,818 (2)(4)	2.4%
Shaun A. Burke	66,657(2)(5)	2.4%
Kurt D. Hellweg	36,972(2)(6)	1.3%
Gregory V. Ostergren	51,466(2)(7)	1.9%
Tim Rosenbury	29,804(2)(8)	1.1%
James L. Sivils, III	34,145(2)(9)	1.2%
James R. Batten	13,100(2)(10)	*
John Griesemer	7,500(2)(11)	*
Carter M. Peters	15,377(12)	*
H. Michael Mattson	17,196(13)	*
Sheri Biser	300(14)	*
Total owned by all directors and executive officers as a group (twelve persons)	379,107(15)	13.7%

(1)
Amounts may include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or investment powers.  Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person.  The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.

(2)
Excludes 264,578 shares of Common Stock held under the ESOP for which the individual serves as a member of the ESOP Committee or Trustee.  Each individual disclaims beneficial ownership with respect to these shares held in a fiduciary capacity.

(3)	Includes 1,500 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(4)	Includes 3,500 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(5)	Includes 45,000 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(6)	Includes 1,500 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(7)	Includes 5,329 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(8)	Includes 19,000 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(9)	Includes 26,500 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(10)	Includes 11,500 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(11)	Includes 500 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(12)	Includes 11,000 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(13)	Includes 9,000 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(14)	Includes 300 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(15)	Includes 134,629 shares of Common Stock that the group has the right to acquire through the exercise of options within 60 days of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports detailing their ownership and changes of ownership in the Common Stock with the Securities and Exchange Commission (“SEC”) and to furnish the Company with copies of all such ownership reports.  Based solely on the Company’s review of the copies of the ownership reports furnished to the Company, and written representations relative to the filing of certain forms, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors, and persons who own more than ten percent of the Common Stock, were complied with during the 2009 fiscal year.

FIRST PROPOSAL:  ELECTION OF DIRECTORS

The number of directors constituting the Board of Directors of the Company (the “Board”) is currently nine.  The Board is divided into three classes of three directors.  The term of office of one class of directors expires each year in rotation so that the class up for election at each annual meeting of stockholders has served for a three-year term.  The terms of three of the present directors (Barham, Gibson, and Rosenbury) are expiring at the Annual Meeting.

Messrs. Barham, Gibson, and Rosenbury have been nominated, upon the recommendation of the Nominating Committee of the Board, by the Board and, upon election at the Annual Meeting, will hold office for a three-year term expiring in 2013 or until their successors are elected and qualified.  Each nominee has indicated that he is willing and able to serve as a director if elected and has consented to being named as a nominee in this proxy statement.

Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of each person named in the following table to be a director of the Company for the term as indicated, or until his successor is elected and qualified.  There are no arrangements or understandings between the nominees or directors and any other person pursuant to which any such person was or is selected as a director or nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR THE FOLLOWING NOMINEES.

Nominees for Three-Year Terms Expiring 2013

Name	Age (1)	Director Since	Current Term Expires
Jack L. Barham	76	1983	2010
Don M. Gibson	66	2002	2010
Tim Rosenbury	53	2002	2010

In addition to the three nominees proposed to serve on the Board as described above, the following individuals are also directors of the Company, each serving for the current term indicated.

Directors Who Are Not Nominees
Who Will Continue in Office After the Annual Meeting

Name	Age (1)	Director Since	Current Term Expires
John F. Griesemer	42	2008	2011
Gregory V. Ostergren	54	1999	2011
James L. Sivils, III	45	2002	2011
James R. Batten	47	2006	2012
Shaun A. Burke	46	2004	2012
Kurt D. Hellweg	52	2000	2012

(1)	As of the Record Date

Biographical Information

Set forth below are brief summaries of the background and business experience, including principal occupation, of each nominee and director currently serving on the Board of Directors of the Company.

Jack L. Barham worked at Guaranty Federal Savings Bank, the predecessor savings bank to Guaranty Bank, the Company’s wholly owned subsidiary (the “Bank”) for 24 years and retired in 1995.  He served in various positions of responsibility and was a Realtor and appraiser.  In 1983, he was elected to the Company’s Board of Directors.   In 1990, he was elected Vice President and Chairman of the Board, and continued to serve as Chairman of the Board until he relinquished such position in March 2005.  The Board approved Mr. Barham as Vice Chairman of the Company in March 2005.  He served in the US Navy, is a deacon at Ridgecrest Baptist Church and has been a member of various civic organizations.  Mr. Barham’s history with the Company, his knowledge of the banking industry and his strong ties to the community make him a valuable resource to the Board.

Don M. Gibson was elected as President and Chief Executive Officer of the Company in January 2002 and served in such capacities until his retirement at the end of February 2005.  Mr. Gibson also served as President and Chief Executive Officer of the Bank from January 2002 until the appointment of Shaun A. Burke on March 9, 2004 to serve in such capacity.  Mr. Gibson has served as Chairman of the Board for the Company and the Bank since March 2005.  Prior to joining the Company, Mr. Gibson was a retired banking executive.  From March 2000 to July 2000 Mr. Gibson was President of Sinclair National Bank, Gravette, Arkansas.  Prior to that, Mr. Gibson was at Great Southern Bank, a subsidiary of Great Southern Bancorp, Inc., Springfield, Missouri, holding various positions since September 1975 with his last being Vice Chairman.  Mr. Gibson’s 30 plus years of banking industry experience, knowledge of public company organizational issues and his community and civic experience make him a valuable resource to the Board.

Tim Rosenbury, AIA, is Executive Vice President and Chairman of Butler, Rosenbury & Partners, Inc., an architecture, engineering, interior design and planning firm in Springfield, Missouri, and he has held these positions since 1997.  Mr. Rosenbury joined the firm in 1984 after practicing in Memphis, Tennessee.  He graduated with a B.Arch. from Mississippi State University in 1980, which in 1999 awarded him the designation of Alumni Fellow.  He is a member of a number of professional and civic organizations, many of which he has held leadership positions, including the 2010 Chairman of the Springfield Area Chamber of Commerce. Mr. Rosenbury brings to the Board strong community leadership and significant experience in general business and real estate management.

John F. Griesemer is Executive Vice President, Chief Operations Officer and member of the Board of Directors of Springfield Underground, Inc.  Springfield Underground, Inc. is a privately held construction materials supplier and real estate developer in the Springfield, Missouri area.  Mr. Griesemer previously served as Area Manager and General Manager of Springfield Underground, Inc. related companies and as a management trainee with Vulcan Materials Company in Northern Virginia.  Mr. Griesemer holds a BS degree in Industrial Management and Engineering from Purdue University.  He is a member of the Board of Directors of St. John’s Regional Health Center and Missouri Limestone Producers Association.  He is a past Member of the Board of Catholic Campus Ministries, Junior Achievement of the Ozarks and Ozark Technical Community College Foundation.  Mr. Griesemer brings to the Board a strong organizational and leadership background, management experience and deep ties in the local community.

Gregory V. Ostergren is the Chairman, President and Chief Executive Officer of American National Property and Casualty Insurance Companies (“ANPAC”), Springfield, Missouri, and Chairman of the Farm Family Insurance Group, Albany, New York (“Farm Family”).  Mr. Ostergren joined ANPAC in October of 1990 as President and CEO.  In 2000, he took on the additional role as Chairman of ANPAC and in 2001, following the acquisition of Farm Family which he led, Mr. Ostergren was voted Chairman of Farm Family.  He is on the Board of Governors of the Property and Casualty Insurance Association of American and is immediate Past Chairman of the Insurance Institute for Highway Safety, Washington, DC.  After graduating from the University of Minnesota in 1977, Mr. Ostergren held various positions at Allstate Insurance Company in Chicago, Illinois, and Mutual Service Insurance Company in St. Paul, Minnesota.  He is a member of the American Academy of Actuaries, an Associate of the Casualty Actuarial Society and a member of the academic business honor society Beta Gamma Sigma.  He presently serves on the Board of Executive Advisors for the College of Business Administration at Missouri State University.  He is past Chairman of the College of Natural and Applied Sciences Advisory Board for Missouri State University.  He has also served as a Member of the Board of the Springfield Public School Foundation, as a Member of the Board and Treasurer of the United Way of the Ozarks, and has served on a number of other professional and civic boards of directors.  Mr. Ostergren brings to the Board a strong organizational and leadership background, experience in corporate governance, a strong involvement in civic matters and a knowledge and expertise of insurance and other related matters.

James L. Sivils, III, JD, is a partner in Morelock-Ross Companies, a group of several privately held companies involved in both commercial and residential construction and in real estate development and management in Springfield, Missouri.  Mr. Sivils has been with Morelock-Ross since 1997.  Prior to joining Morelock-Ross, Mr. Sivils worked as an attorney from 1990 to 1993 and as a real estate broker and developer from 1993 to 1997.  Mr. Sivils holds a JD degree from the University of Missouri – Kansas City Law School and a B.A. degree from the University of Missouri - Columbia.  Mr. Sivils is a past Member of the Board of the Springfield Apartment Housing Association and the Lakes Country Rehabilitation Center and a current Member and past Chapter Chair of the Ozarks Chapter of the Young Presidents Organization.  Mr. Sivils legal background and knowledge and experience with real estate matters make him a valuable resource to the Board.

James R. Batten, CPA, is the Executive Vice President of Convoy of Hope.  Mr. Batten served as Chief Operations Officer and Executive Vice President of AG Financial Solutions from September 2007 through March 2009.  Mr. Batten served as the Executive Vice President of Finance, Chief Financial Officer and Treasurer of O’Reilly Automotive, Inc. from January 1993 through March 2007.  Prior to joining O’Reilly, Mr. Batten was employed by the accounting firms of Whitlock, Selim & Keehn, from 1986 to 1993 and Deloitte, Haskins & Sells from 1984 until 1986.  Mr. Batten is a member of the board of Foundation Capital Resources and Treasurer of Hope Community Church.  Mr. Batten is a former member of the NASDAQ Issuer Affairs Committee.  He has also served on a number of other professional and civic boards including the Springfield Area Chamber of Commerce, Big Brothers Big Sisters of the Ozarks and New Covenant Academy.  Mr. Batten’s accounting expertise, public company background and community involvement make him a valuable resource to the Board.

Shaun A. Burke was appointed President and Chief Executive Officer of the Company on March 1, 2005.  Mr. Burke has been President and Chief Executive Officer of the Bank since March 9, 2004.  In May 1997, Mr. Burke joined, and assisted with the formation of Signature Bank in Springfield, Missouri.  During his tenure at Signature Bank, he held the positions of Executive Vice President and Senior Credit Officer and was a member of the bank’s board of directors.  From 1983 to 1997, Mr. Burke was with Bank of America and its predecessors in Springfield, Missouri, with his last position being Vice President of Commercial Lending.  Mr. Burke is a board member and treasurer of the Springfield Business Development Corporation, the economic development subsidiary of the Springfield Area Chamber of Commerce.  He is also past member of the United Way Allocations and Agency Relations Executive Committee, Salvation Army Board of Directors and Big Brothers Big Sisters of the Ozarks Board of Directors.  Mr. Burke’s years of experience in the banking industry, his knowledge of the Company’s business and operations and his strong leadership make him a valuable resource to the Board.

Kurt D. Hellweg is President and Chief Executive Officer of International Dehydrated Foods, Inc. (“IDF”) and American Dehydrated Foods, Inc. (“ADF”).  IDF and ADF are privately held companies that manufacture and market ingredients for both the food and feed industries.  Mr. Hellweg has previously served as Vice President of Sales, Senior Vice President of Operations, and President/COO of ADF.  Prior to joining ADF, Mr. Hellweg was an officer in the U.S. Navy from 1980 to 1987.  During that time, he served tours as a helicopter pilot in the Atlantic Fleet and as an instructor pilot.  Mr. Hellweg holds a BS degree in Engineering from the University of Nebraska.  He is a past member of the Board of the Springfield Area Chamber of Commerce, the Springfield Area Arts Council, and the Springfield Symphony.  Mr. Hellweg brings to the Board strong organizational and leadership skills, a strong managerial experience and knowledge and deep ties in the local community.

Director Independence

The Board has determined that all of the directors, except for Director Burke who is an executive officer of the Company, are “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market (“Nasdaq”).  These directors constitute a majority of the Board.

Board Leadership Structure

Throughout its history, the Company has kept the positions of Chairman of the Board and Chief Executive Officer separate.  Currently, Mr. Gibson holds the position of Chairman of the Board and Mr. Burke holds the position of Chief Executive Officer.  Mr. Gibson is considered to be “independent” according to NASDAQ listing requirements.

The Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.  Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management.  We believe that having an independent Chairman eliminates the conflicts of interest that may arise when the positions are held by one person.  In addition, this leadership structure allows the Board to more effectively monitor and evaluate the performance of our Chief Executive Officer.

Board’s Role in Risk Oversight

It is necessary to effectively manage risk when managing and operating every financial institution. We face a number of risks, including but not limited to, general economic risks, credit risks, regulatory risks, audit risks, reputational risks, and business competition. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the general oversight of risk management. In its role of risk oversight, the Board has the responsibility to satisfy itself that the risk management processes and procedures designed and implemented by management are appropriate and functioning as designed.

While the full Board is charged with ultimate oversight responsibility for risk management, various committees of the Board and members of management also have specific responsibilities with respect to our risk oversight. Each Board committee has been assigned oversight responsibility for specific areas of risk and risk management, and each committee considers risks within its areas of responsibility. Each of these committees receives regular reports from management regarding our risks and reports regularly to the Board concerning risk.

We believe that providing for full and open communication between management and the Board is essential for effective risk management and oversight. Certain senior management personnel, consistent with their specific areas of responsibility, attend Board meetings and/or Board committee meetings on a regular and consistent basis. We have regular and ongoing reporting and communication mechanisms in place to ensure that oversight is informed and effective.

Meetings and Committees of the Board of Directors

The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees.  The standing committees consist of the Executive, Audit, Compensation, Investment, Nominating, ESOP (Employee Stock Ownership Plan), and Option Committees.  During the twelve months ended December 31, 2009, the Board held twelve regular meetings and two special meetings.  Each director attended at least 75% of those meetings and the meetings held by all committees of the Board on which he served.

Although the Company does not have a formal policy regarding director attendance at the Company’s annual stockholders meeting, all directors are expected to attend these annual meetings absent extenuating circumstances.  All current directors, except Gregory V. Ostergren, attended the Company’s annual meeting of stockholders held on May 26, 2009.

Stockholder Communications with Directors

Stockholders and other interested persons who wish to communicate with the board of directors of the Company, or any individual director, should send their written correspondence by mail to: Don M. Gibson, Chairman of the Board, Guaranty Federal Bancshares, Inc., 1341 West Battlefield, Springfield, Missouri 65807.

Audit Committee

The Audit Committee of the Board is composed of independent, non-employee directors of the Company and currently consists of four directors: Messrs. Batten, Hellweg, Rosenbury, and Sivils.  This standing committee, among other things, (i) regularly meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues, (ii) meets at least annually in executive session with the Company’s independent auditors to review the results of the annual audit and other related matters, and (iii) meets quarterly with management and the independent auditors to review the Company’s financial statements and significant findings based on the independent auditor’s review.  The Audit Committee is responsible for hiring, retaining, compensating and terminating the Company’s independent auditors.  The Audit Committee operates under a written charter adopted by the Company’s Board of Directors.  A copy of the Audit Committee’s charter was included as Exhibit A to the proxy statement prepared in connection with the annual meeting of stockholders held on May 26, 2009.

During the twelve months ended December 31, 2009, the Audit Committee met ten times (See “Report of the Audit Committee”).

Nominating Committee

The Nominating Committee of the Board is composed of three or more directors as appointed by the Board, each of whom are required to be an “independent director” as defined under the NASDAQ  listing standards.  Currently, the Nominating Committee consists of four directors, Messrs. Rosenbury, Sivils, Barham, and Griesemer, each of whom is an “independent director.”  During the twelve months ended December 31, 2009, the Nominating Committee met three times.  The Nominating Committee operates under a formal written charter adopted by the Board.  A copy of the Nominating Committee’s charter was included as Exhibit B to the proxy statement prepared in connection with the annual meeting of stockholders held on May 28, 2008.

The Nominating Committee is responsible for identifying individuals qualified to serve as members of the Board and recommending to the Board the director nominees for election and appointment to the Board, as well as director nominees for each of the committees of the Board.  In accordance with its charter, the Nominating Committee recommends candidates (including incumbent nominees) based on the following criteria:  business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.  The Committee monitors the mix of skills and experience of its directors and committee members in order to assess whether the Board has the appropriate tools to perform its oversight function effectively. While we do not have a separate diversity policy, the Nominating Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the Board.

With respect to nominating existing directors, the Nominating Committee reviews relevant information available to it and assesses their continued ability and willingness to serve as a director.  The Nominating Committee will also assess such person’s contribution in light of the mix of skills and experience the Nominating Committee has deemed appropriate for the Board as a whole.  With respect to nominations of new directors, the Nominating Committee will conduct a thorough search to identify candidates based upon criteria the Nominating Committee deems appropriate and considering the mix of skills and experience necessary to complement existing members of the Board.  The Nominating Committee will then review selected candidates and make its recommendation to the Board.

Nominations by a stockholder will be considered by the Nominating Committee if such nomination is written and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company between 30 and 60 days prior to the meeting at which such nominee may be considered.  However, if less than 31 days’ notice of the meeting is given by the Company to stockholders, written notice of the stockholder nomination must be given to the Secretary of the Company as provided above no later than the tenth day after notice of the meeting was mailed to stockholders.  A nomination must set forth, with respect to the nominee, (i) name, age, and addresses, (ii) principal occupation or employment, (iii) Common Stock beneficially owned, and (iv) other information that would be required in a proxy statement.  The stockholder giving notice must list his or her name and address, as they appear on the Company’s books, and the amount of Common Stock beneficially owned by him or her.  In addition, the stockholder making such nomination must promptly provide to the Company any other information reasonably requested by the Company.  Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Compensation Committee

The Board of Directors of the Company and the Board of Directors of the Bank are comprised of the same persons.  The Compensation Committee of the Bank’s Board of Directors, which consists solely of non-employee directors of the Bank, is comprised of Messrs. Ostergren, Hellweg, Barham, Batten, and Griesemer.  As indicated above, each of these committee members is an “independent director” as defined under the NASDAQ listing standards.  The Company has no full time employees and relies on employees of the Bank for the limited services received by the Company.  All compensation paid to executive officers of the Company is paid by the Bank.

The Compensation Committee, together with the full Board, is responsible for designing the compensation and benefit plans for all employees, executive officers and directors of the Company and the Bank, including the Chief Executive Officer, based on its review of performance measures, industry salary surveys and the recommendations of management concerning compensation (See “Report on Executive Compensation”).  The Compensation Committee, without the participation of the full Board, is responsible for determining the compensation of the Chief Executive Officer and the other Named Executive Officers of the Company, and all such compensation decisions are made solely by the Compensation Committee.  Independent consultants may be engaged directly by the Compensation Committee to evaluate the Company’s executive compensation.  The Compensation Committee, together with the full Board, determines the compensation of all other officers.

During the twelve months ended December 31, 2009, the Compensation Committee met four times.  The Compensation Committee has not adopted a formal, written charter.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

Since August 2002, the Compensation Committee of the Board has consisted of non-employee directors of the Bank.  During the fiscal year ended December 31, 2009, Mr. Jack L. Barham served on the Compensation Committee, and for many years until his retirement in 1995, he had been an officer of the Bank.  Mr. Barham is the only member of the Compensation Committee during 2009 who was formerly an officer of the Company or the Bank.  Prior to March 2005, Mr. Don M. Gibson served as the President and Chief Executive Officer of the Company and the Bank, but during 2009 he was not a member of the Compensation Committee.  In addition, Mr. Shaun Burke, the current President and Chief Executive Officer of the Company and the Bank, did not serve as a member of the Compensation Committee during 2009. No executive officer of the Company served on the compensation committee or board of directors of any company that employed any member of the Company’s Compensation Committee or Board of Directors.

COMPENSATION DISCUSSION AND ANALYSIS

Overall Compensation Philosophy and Objectives

The Compensation Committee, together with the full Board, has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board and to manage the Company and the Bank to meet the Company’s mission, goals and objectives.

To determine the compensation of executive officers and directors, the Compensation Committee reviews industry compensation statistics based on our asset size, makes cost of living adjustments, and establishes salary ranges for each executive officer, and fees for the Board.  The Compensation Committee then reviews (i) the financial performance of the Bank over the most recently completed fiscal year (including ROA, ROE, G & A expense, CAMELS rating, quality of assets, risk exposure and compliance rating) compared to results at comparable companies within the industry, and (ii) the responsibilities and performance of each executive officer and the salary compensation levels of each executive officer compared to like positions at comparable companies within the industry.  The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

The Compensation Committee offers long-term incentives for executive officers and other management personnel in the form of stock option awards.  We believe that our stock option award programs are an important component of compensation to attract and retain talented executives, provide an incentive for long-term corporate performance, and to align the long-term interests of executives and stockholders.

All executive officers may participate on an equal, non-discriminatory basis in the Bank’s medical insurance plan, long-term disability plan and group life insurance plan.  The Bank also provides all executive officers with the opportunity to participate in the ESOP, and a contributory 401 (k) tax-deferred savings plan.  The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board for approval annually.

Executive Compensation Philosophy and Objectives

The Compensation Committee is guided by the following four key principles in determining the compensation of the Company’s executive officers:

•	Competition. The Committee believes that compensation should reflect the competitive marketplace, so the Company can attract, retain and motivate talented personnel.

•
Accountability for Business Performance.  Compensation should be tied in part to the Company’s financial performance, so that executives are held accountable through their compensation for the performance of the Company.

•	Accountability for Individual Performance. Compensation should be tied in part to the individual’s performance to reflect individual contributions to the Company’s performance.
•
Alignment with Stockholder Interests.  Compensation should be tied in part to the Company’s stock performance through long-term incentives such as stock options and the ESOP, to align the executive’s interests with those of the Company’s stockholders.

Report of Executive Compensation

The compensation of the Chief Executive Officer (the “CEO”) and other Named Executive Officers (or “NEOs”) is solely determined by the Compensation Committee.  The CEO is not a member of the Compensation Committee and does not attend any Compensation Committee meetings unless specifically requested to do so by the Chairman of the Compensation Committee.  The CEO may act as a key discussion partner with the Compensation Committee members to provide information regarding business context, the market environment and our strategic direction.  The CEO also provides recommendations to the Compensation Committee on individual performance evaluations and compensation for the NEOs, other than himself. The compensation packages reflect a range based on like-sized, like-position comparables within the industry and the geographical region, augmented by the performance of the individual executive officer and the Company.  Option grants under the stock option plans described below provide long-term incentive to stay with the Company, but should not replace, or override, maintenance of the compensation range established from the comparables.

The Compensation Committee has reviewed all components of the CEO’s and the other NEOs compensation, including salary, bonus, accumulated and realized and unrealized stock options and compensation under the Company’s ESOP.  Based on this review, the Committee finds the CEO’s and other NEOs total compensation in the aggregate to be reasonable and not excessive.  It should be noted that when the Compensation Committee considers any component of the CEO’s and NEOs total compensation, the aggregate amounts and mix of all the components, including accumulated and realized and unrealized stock options and compensation under the Company’s ESOP, are taken into consideration in the Committee’s decisions.

In 2009, Mr. Shaun Burke, the Company’s President and Chief Executive Officer earned an annual base salary of $300,600.  During fiscal year 2008, Mr. Burke’s annual base salary was $300,600 pursuant to the terms of his employment agreement.  See the section titled “Employment Agreements, Potential Payments Upon Termination or Change-in-Control” of this Proxy Statement for more details of the expired employment agreement with Mr. Burke.

Participation in the U.S. Treasury’s Capital Purchase Program

The Emergency Economic Stabilization Act of 2008 (“EESA”) was enacted on October 3, 2008 to create the Troubled Asset Relief Program ("TARP"), which provides authority for the United States Department of the Treasury (the "Treasury") to purchase and insure certain types of troubled assets, and for other purposes.

One component of TARP is a generally available capital access program known as the Capital Purchase Program (“CPP”) under which a financial institution may issue preferred shares and warrants to purchase shares of its common stock to the Treasury, subject to certain conditions.   The Company participated in the CPP through which the Treasury invested $17.0 million in our preferred stock and warrants on January 30, 2009.

Under the EESA, the applicable executive compensation restrictions applied to the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers (the executive officers listed in the Summary Compensation Table on page 14 referred to herein as the Senior Executive Officers). In some cases, as a result of the passage of the ARRA discussed below, the executive compensation restrictions expanded to apply to certain non-executive officers. In addition, in connection with our participation in the CPP each of the senior executive officers was required to and did execute a waiver of any claim against the United States or the Company for any changes to his or her compensation or benefits that are required in order to comply with the regulations issued by the Treasury.

On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the “ARRA”).  The ARRA has significant implications on the compensation arrangements of institutions such as the Company that have participated in the CPP. The ARRA directed the Secretary of the Treasury to establish standards and promulgate regulations on executive compensation practices of TARP recipients. Under such directive, on June 15, 2009, the Treasury issued an interim final rule on TARP standards for compensation and corporate governance (the “Interim Final Rule”). The ARRA’s restrictions, as implemented by the Interim Final Rule, apply to the Company and its compensation policies in several ways, including the following:

(1)
Prohibition on Bonuses, Retention Awards and Incentive Compensation.  The ARRA includes a prohibition on paying or accruing bonus, incentive or retention compensation to the most highly compensated employee, which is our President and Chief Executive Officer, other than certain awards of long-term restricted stock that are in compliance with ARRA or bonuses payable under existing employment agreements.

(2)
Review of Prior Bonuses, Retention Awards and Incentive Compensation.  The ARRA authorizes the Secretary of the Treasury to review bonuses, incentive and retention payments made to the Senior Executive Officers and the next 20 most highly compensated employees, to determine whether any such payments are inconsistent with the intent of the compensation restrictions under the ARRA and to require the TARP recipient and the subject employees to provide for appropriate reimbursement to the federal government if such payments were based on statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate.

(3)
Stockholder Say on Pay Vote.  Under ARRA, the TARP recipient must submit a “say-on-pay” proposal to a non-binding vote of stockholders at future annual meetings, whereby stockholders vote to approve the compensation of executives as disclosed pursuant to the executive compensation disclosures included in the proxy statement (such a proposal is being presented at the Annual Meeting as described in this Proxy Statement under “Third Proposal — Advisory (Non-Binding) Vote on Executive Compensation”).

(4)
Prohibition on Golden Parachute Payments. The ARRA prohibits a financial institution from making any payments to the Senior Executive Officers and the next five most highly compensated employees for departure from the Company.  "Golden Parachute Payments" include any payment or the accelerated vesting of any equity award in connection with a departure from the company for any reason (other than death or disability) or a change in control, except for payments for services performed or benefits accrued.

(5)
Compensation Committee; Prohibition on “Encouraging” Earnings Manipulation.  The ARRA requires that a compensation committee be established comprised entirely of independent directors for the purpose of reviewing employee compensation plans, and requires the committee to meet at least semi-annually to discuss and evaluate employee compensation plans in light of an assessment of any risk posed to the TARP recipient from such plans. In addition, the Compensation Committee is required to review compensation plans of the financial institution to determine whether they encourage manipulation of the financial institution’s earnings and to consider ways to limit any unnecessary risks these plans pose to the company.  The Compensation Committee is also required to provide, at least once per fiscal year, a narrative description of how those requirements have been met. In addition, the Compensation Committee must certify annually as to its compliance with these requirements.  Any compensation plans that encourage such manipulation are prohibited.  In January 2010, the Compensation Committee met with the Company’s senior risk officer and performed a risk review of the Company’s employee compensation plans. The Compensation Committee’s conclusions are included in its report, which appears in the section captioned "Compensation Committee Report".

(6)
Luxury Policy.  Under the ARRA, the TARP recipient's Board of Directors must establish a company-wide policy regarding excessive or luxury expenditures including office and facility renovations, aviation or other transportation services and other activities or events that are not reasonable expenditures for staff development, reasonable performance incentives or similar measures in the ordinary course of business.  As required by ARRA, the Board of Directors enacted a company-wide policy regarding excessive or luxury expenditures.

(7)
Compliance Certification. The TARP recipient's Chief Executive Officer and Chief Financial Officer will be required to provide a written certification as an exhibit to the company's annual report on Form 10-K of compliance with the compensation standards described in EESA, as modified by the ARRA and the Interim Final Rule.

(8)	Tax Gross-Ups. ARRA prohibits the payment of any tax gross-up to a TARP recipient's senior executive officers, as well as to any of its next 20 most highly compensated employees.

(9)	Perquisites and Consultants. ARRA requires the TARP to disclose the payment of perquisites and the use of compensation consultants.

In addition to the requirements outlined above, ARRA adopts and continues two requirements from EESA, which are essentially unchanged and provide for: (i) the prohibition on any TARP participant from deducting annual compensation paid to any of its top five senior executive officers in excess of $500,000; and (ii) the requirement that the Treasury implement regulations that prohibit a TARP participant from having compensation programs that encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the financial institution.  The Treasury implemented the requirement in (ii) by requiring annual reviews by a financial institution’s compensation committee and certification that the financial institution’s incentive compensation arrangements do not encourage unnecessary and excessive risk.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC, and incorporated by reference into our Annual Report on Form 10-K.

In January 2009, the Company issued preferred shares and a warrant to purchase common shares to the Treasury pursuant to the TARP Capital Purchase Program. ARRA requires the compensation committee of a TARP participant to meet at least semi-annually with the financial institution’s senior risk officers to discuss and review the relationship between the financial institution’s risk management policies and practices and the institution’s compensation arrangements with senior executive officers. The purpose of the review is to ensure that the senior executive officer compensation arrangements do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the institution.

In view of the current economic and financial environment, and in conformance with regulations issued by the Treasury, the Compensation Committee of the Board of Directors has reviewed the design and operation of the Company's incentive compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, with the Company's senior risk officer and evaluated the relationship between the Company's risk management policies and practices and these arrangements. The Compensation Committee’s review was designed to assess whether any aspect of the compensation program would encourage any of the Company’s executives to take any unnecessary or inappropriate risks that could threaten the value of the Company or the Bank. In this regard, the Compensation Committee met with the Company’s senior risk officer in the first quarter of the current fiscal year to develop a better understanding of the material risks, including reputational risk, which the Company currently faces.

The Committee members identified the risks that the Company faces that could threaten its value. These risks include the following:

•	Credit risk – asset quality
•	Liquidity risk – ability to meet funding obligations
•	Interest rate risk – risk related to movement in interest rates

•	Market risk
•	Operation/transactional risk
•	Fiduciary/litigation risk
•	Compliance risk
•	Environmental risk
•	Reputation risk
•	Financial risk
•	Fraud risk

The Compensation Committee also reviewed and discussed materials on compensation risk assessment, including information on executive compensation design and administrative features that could induce excessive risk taking. They also reviewed certain waivers and compensation agreements entered into by the Company's Senior Executive Officers in connection with the CPP transaction. In this regard, the performance objectives contained in our annual incentive compensation plan have been balanced with those contained in our long-term incentive compensation plan to ensure that both are aligned and consistent with our long-term business plan, our mix of equity-based awards has been allocated to ensure an appropriate combination of incentive and retention objectives, and our stock ownership guidelines have been established to ensure that the interests of our Senior Executive Officers have been aligned with the interests of our stockholders.

The Compensation Committee conducted a review of the Company’s compensations plans and programs as described above. As a result of this review, the Compensation Committee is able to certify that:

•
The Committee has reviewed with the senior risk officer the senior executive officer (“SEO”) compensation plans and the Committee has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company;

•	The Committee has reviewed with the senior risk officer the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and
•
The Committee has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

SUBMITTED BY THE COMPENSATION COMMITTEE
Gregory V. Ostergren	Kurt D. Hellweg
Jack L. Barham	James R. Batten
John Griesemer

Summary Compensation Table

The following table sets forth information with respect to the annual and equity based compensation awarded to, paid to or earned for the periods indicated by the CEO, the Chief Financial Officer/Chief Operating Officer (“CFO/COO”), the Chief Lending Officer (“CLO”) and the Chief Credit Officer (“CCO”). These executive officers are collectively referred to as the “Named Executive Officers.”  During the fiscal year ended December 31, 2009, no other person served as the CEO or CFO of the Company, and no other executive officer received annual compensation that exceeded $100,000.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards	Option Awards (3)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation		Total Compensation
Shaun A. Burke	2009	$ 300,600	$ -	$ -	$ 11,900	$ -	$ -	$ 14,901	(4)	$ 327,401
President/CEO	2008	300,600	-	-	18,300	-	-	17,120	(4)	336,020
	2007	290,600	-	-	27,400	-	-	44,862	(4)	362,862
Carter Peters	2009	175,000	-	-	5,950	-	-	7,700	(5)	188,650
EVP/CFO/COO	2008	175,000	-	-	9,150	-	-	9,207	(5)	193,357
	2007	160,000	10,000	-	-	-	-	33,398	(5)	203,398
H.Michael Mattson	2009	150,100	-	-	5,950	-	-	12,338	(6)	168,388
EVP/CLO	2008	150,200	-	-	9,150	-	-	12,697	(6)	172,047
	2007	143,100	5,000	-	-	-	-	18,576	(6)	166,676
Sheri Biser	2009	128,177	-	-	4,200	-	-	2,475	(7)	134,852
EVP/CCO

(1)	Includes director fees for Mr. Burke of $15,600 for fiscal year 2007. Director fees for Mr. Burke were discontinued beginning in fiscal year 2008.
(2)	Bonuses were awarded to Mr. Peters and Mr. Mattson in 2007 based on the Company’s performance in 2007.
(3)
This column represents the fair value of options awarded during the applicable fiscal year determined in accordance with Accounting Standards Codification Topic 718 (“ASC Topic 718”).  The aggregate grant date fair value of these awards was computed using the Black-Scholes pricing model based on the assumptions set forth in Note 13 (Employee Benefit Plans) of the Company’s Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2009.

(4)
Amount includes contributions of Company shares of Common Stock allocated under the ESOP to Mr. Burke; 1,138 shares in 2009 at a per share price of $5.08, 1,457 shares in 2008 at a per share price of $5.31 and 1,348 shares in 2007 at a per share price of $28.72.  It also includes accrued payments of $5,220, $5,220 and $2,337 in 2009, 2008 and 2007, respectively, to Mr. Burke for the Company’s 401(k) matching contribution.

(5)
Amount includes contributions of Company shares of Common Stock allocated under the ESOP to Mr. Peters; 807 shares in 2009 at a per share price of $5.08, 1,056 shares in 2008 at a per share price of $5.31 and 1,013 shares in 2007 at a per share price of $28.72.  It also includes accrued payments of $3,600, $3,600 and $4,305 in 2009, 2008 and 2007, respectively, to Mr. Peters for the Company’s 401(k) matching contribution.

(6)
Amount includes contributions of Company shares of Common Stock allocated under the ESOP to Mr. Mattson; 692 shares in 2009 at a per share price of $5.08, 896 shares in 2008 at a per share price of $5.31 and 456 shares in 2007 at a per share price of $28.72.  It also includes accrued payments of $4,503, $4,506 and $1,400 in 2009, 2008 and 2007, respectively, to Mr. Mattson for the Company’s 401(k) matching contribution.

(7)	Amount represents accrued payments of $2,475 in 2009 to Ms. Biser for the Company’s 401(k) matching contribution.

Employment Agreements, Potential Payments Upon Termination or Change-in-Control

With respect to the NEOs in the Summary Compensation Table above, the Bank entered into a written employment agreement with Mr. Shaun Burke dated as of March 9, 2004.  Pursuant to this agreement, Mr. Burke served as the Bank’s President and CEO, and other duties assigned to him by the Bank’s Board of Directors (the “Bank’s Board”), for a term of three (3) years and additional one year extensions as provided in such agreement.  During the term of this agreement, Mr. Burke received a base salary which was reviewed annually, and could be increased, by the Bank’s Board at its discretion.  The agreement expired on March 9, 2009, and was not renewed, although Mr. Burke continues to serve as the President and CEO of the Company and the Bank.  There is no other employment agreement currently in place for Mr. Burke.

Effective for fiscal year 2009, Mr. Burke received a base salary of $300,600.  On February 3, 2009 the Compensation Committee approved a short term bonus plan with respect to Mr. Burke for 2009.  However, pursuant to ARRA, which was enacted after the short term bonus plan was adopted, Mr. Burke is prohibited from receiving bonus compensation while the Treasury holds any equity position in the Company acquired in the CPP.

On January 28, 2010, the Compensation Committee approved a short term bonus plan with respect to Carter Peters, the Company’s Chief Financial Officer and Chief Operating Officer, for 2010.  Pursuant to this plan, a maximum amount of $50,000 may be paid to Mr. Peters, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%).  For any amount to be paid under this plan, the threshold level of performance must be achieved.  The five performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (20%); (ii) net interest margin (20%); (iii) overhead ratio (20%); (iv) pre-tax net income (20%); and (v) non-core funding dependence (20%).  Certain criteria, however, must be satisfied before an award is paid under this plan.

On January 28, 2010, the Compensation Committee also approved a short term bonus plan with respect to Mike Mattson, the Company’s Chief Lending Officer, for 2010.  Pursuant to this plan, a maximum amount of $50,000 may be paid to Mr. Mattson, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%).  For any amount to be paid under this plan, the threshold level of performance must be achieved.  The six performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (10%); (ii) yield on loans (20%); (iii) pre-tax net income (10%); (iv) delinquency ratio (20%); (v) adversely classified assets to capital and allowance for loan losses (20%); and (vi) net charge-offs (20%).  Certain criteria, however, must be satisfied before an award is paid under this plan.

On January 28, 2010, the Compensation Committee also approved a short term bonus plan with respect to Sheri Biser, the Company’s Chief Credit Officer, for 2010.  Pursuant to this plan, a maximum amount of $40,000 may be paid to Ms. Biser, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%).  For any amount to be paid under this plan, the threshold level of performance must be achieved.  The six performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (10%); (ii) yield on loans (20%); (iii) pre-tax net income (10%); (iv) regulatory adverse risk rating changes (20%); (v) adversely classified assets to capital and allowance for loan losses (20%); and (vi) net charge-offs (20%).  Certain criteria, however, must be satisfied before an award is paid under this plan.

No NEO is a party to any contract, agreement, plan or arrangement providing for payment upon a termination or change-in-control of the Company or the Bank or such executive officer’s responsibilities.

Outstanding Equity Awards at Fiscal Year End 2009

The following table summarizes the equity awards the Company has made to the NEOs which are outstanding as of December 31, 2009.  None of the NEOs has any outstanding stock awards as of December 31, 2009, and the Company has therefore omitted the corresponding columns.

	OPTION AWARDS
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date
Shaun A. Burke	15,000	-		-	$ 19.62	3/9/2014
President/CEO(13)	8,000	2,000	(1)	-	23.20	3/17/2015
	8,000	2,000	(2)	-	28.12	12/22/2015
	4,000	6,000	(3)	-	28.43	1/3/2017
	2,000	8,000	(4)	-	28.78	1/2/2018
	-	10,000	(5)	-	5.30	1/2/2019
Carter Peters	8,000	2,000	(6)	-	25.59	8/8/2015
EVP/CFO/COO	1,000	4,000	(7)	-	28.78	1/2/2018
	-	5,000	(8)	-	5.30	1/2/2019
H. Michael Mattson	6,000	4,000	(9)	-	28.00	6/27/2016
EVP/CLO	1,000	4,000	(10)	-	28.78	1/2/2018
	-	5,000	(11)	-	5.30	1/2/2019
Sheri Biser	-	1,500	(12)	-	5.40	2/9/2019
EVP/CCO

(1)	Unexercisable options vest as follows: 2,000 - 3/17/10
(2)	Unexercisable options vest as follows: 2,000 - 12/22/10
(3)	Unexercisable options vest as follows: 2,000 - 1/3/10; 2,000 - 1/3/11; 2,000 - 1/3/12
(4)	Unexercisable options vest as follows: 2,000 - 1/2/10; 2,000 - 1/2/11; 2,000 - 1/2/12; 2,000 - 1/2/13
(5)	Unexercisable options vest as follows: 2,000 - 1/2/10; 2,000 - 1/2/11; 2,000 - 1/2/12; 2,000 - 1/2/13; 2,000 - 1/2/14
(6)	Unexercisable options vest as follows: 2,000 - 8/8/10
(7)	Unexercisable options vest as follows: 1,000 - 1/2/10; 1,000 - 1/2/11; 1,000 - 1/2/12; 1,000 - 1/2/13
(8)	Unexercisable options vest as follows: 1,000 - 1/2/10; 1,000 - 1/2/11; 1,000 - 1/2/12; 1,000 - 1/2/13; 1,000 - 1/2/14
(9)	Unexercisable options vest as follows: 2,000 - 6/27/10; 2,000 - 6/27/11
(10)	Unexercisable options vest as follows: 1,000 - 1/2/10; 1,000 - 1/2/11; 1,000 - 1/2/12; 1,000 - 1/2/13
(11)	Unexercisable options vest as follows: 1,000 - 1/2/10; 1,000 - 1/2/11; 1,000 - 1/2/12; 1,000 - 1/2/13; 1,000 - 1/2/14
(12)	Unexercisable options vest as follows: 300 - 2/9/10; 300 - 2/9/11; 300 - 2/9/12; 300 - 2/9/13; 300 - 2/9/14
(13)
Shares of stock purchased pursuant to options granted to Mr. Burke in 2005 (20,000 shares) are subject to a 5-year holding period upon vesting and exercise, unless the employment relationship between the Company and him is terminated.

Directors’ Compensation

Each non-employee member of the Board receives an annual fee of $15,600, payable monthly, which is composed of $7,800 from the Company and $7,800 from the Bank.  Directors do not receive fees for committee memberships or attendance at committee meetings, except for selected Chairs of Committees as noted below.

Beginning in fiscal year 2008, the Chairman of the Audit Committee received an additional fee in the amount of $500.00 monthly.  The Chairman of the Executive Committee and the Chairman of the Compensation Committee each received an additional fee in the amount of $250.00 monthly.

Directors can participate in the Company’s Restricted Stock Plan, 1998 Stock Option Plan, 2000 Stock Compensation Plan, 2001 Stock Compensation Plan and the 2004 Stock Option Plan as described below.  Grants of stock awards and options that are issued to directors under these plans vest at the rate of 20% one year after the date of award or grant and 20% annually thereafter and become immediately 100% vested upon death, disability, or termination of service following a change in control as defined in the respective plan.  During fiscal years 2009 and 2008, there were 2,500 option awards granted to each director, with the exception of Mr. Burke, who was granted 10,000 option awards each year.

The following table sets forth information with respect to the compensation received in fiscal years 2009 and 2008 for serving as a director of the Company and the Bank.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Don Gibson	2009	$ 18,600	$ -	$ 2,975	$ -	$ -	$ -	$ 21,575
	2008	18,600	-	4,575	-	-	-	23,175
	2007	15,600	-	-	-	-	-	15,600
Jack Barham	2009	15,600	-	2,975	-	-	-	18,575
	2008	15,600	-	4,575	-	-	-	20,175
	2007	15,600	-	-	-	-	-	15,600
James Batten	2009	21,600	-	2,975	-	-	-	24,575
	2008	21,600	-	4,575	-	-	-	26,175
	2007	15,600	-	77,750	-	-	-	93,350
Kurt Hellweg	2009	15,600	-	2,975	-	-	-	18,575
	2008	15,600	-	4,575	-	-	-	20,175
	2007	15,600	-	-	-	-	-	15,600
Gregory Ostergren	2009	18,600	-	2,975	-	-	-	21,575
	2008	18,600	-	4,575	-	-	-	23,175
	2007	15,600	-	-	-	-	-	15,600
Tim Rosenbury	2009	15,600	-	2,975	-	-	-	18,575
	2008	15,600	-	4,575	-	-	-	20,175
	2007	15,600	-	-	-	-	-	15,600
James Sivils	2009	15,600	-	2,975	-	-	-	18,575
	2008	15,600	-	4,575	-	-	-	20,175
	2007	15,600	-	-	-	-	-	15,600
John Griesemer	2009	15,600	-	2,975	-	-	-	18,575
	2008	9,100	-	-	-	-	-	9,100
Wayne Barnes	2008	6,500	-	-	-	-	-	6,500
	2007	15,600	-	-	-	-	-	15,600

(1)
This column represents the fair value of options awarded during the applicable fiscal year determined in accordance with ASC Topic 718.  The aggregate grant date fair value of these awards was computed using the Black-Scholes pricing model based on the assumptions set forth in Note 13 (Employee Benefit Plans) of the Company’s Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2009.

Indebtedness of Management and Directors and Transactions with Certain Related Persons

Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.  The Bank, like other financial institutions, provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans.  As an additional benefit to eligible Bank directors and employees, the Bank offers an employee mortgage loan program (the “Loan Program”).  The Loan Program provides mortgage loans at favorable interest rates, namely a one-year adjustable rate mortgage priced at the Bank’s cost of funds.  The purpose of the loan must be to purchase or refinance a primary or secondary residence (i.e., no investment properties).  All full-time employees that have completed the 30-day probation period are eligible to participate in this Loan Program.  Underwriting includes standard application and financial disclosures, which must qualify to standard secondary market requirements.  The borrower is responsible for all third party closing costs.  Payments must be automatically deducted from an account maintained at the Bank and tax and insurance escrows are required.  The index rate is the Bank’s all-in cost of funds.  The index will be the last month-end calculation within 45 days prior to closing.  The maximum adjustment per year is 2% with a 6% lifetime maximum.  Each loan has up to a 30-year note/amortization.  If the borrower’s employment is terminated for any reason, the rate and term converts immediately to the Bank’s current secondary market one-year adjustable rate mortgage product.  Other than the interest rate with respect to the Loan Program, all loans provided under the Loan Program and any other loans provided to directors and executive officers have been made in the ordinary course of business, on substantially the same terms and collateral as those of comparable transactions prevailing at the time, and, in the opinion of management of the Company, do not involve more that the normal risk of collectability or present other unfavorable features.

No Directors, Executive Officers or their affiliates had aggregate indebtedness to the Company or the Bank on below market rate loans, or any other transaction with the Company or the Bank, exceeding the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year end for the last completed fiscal year, at any time since January 1, 2009 except as noted in the following table.

Name	Position	Date of Loan	Largest Amount Outstanding Since 01/01/09	Balance as of 2/28/10	Interest Rate at 2/28/10	Type
James R. Batten	Director	10/27/08	$534,034	$520,360	2.875%	Home Mortgage
Lois J. Barham Trust (spouse of Director Jack Barham)	Director	03/21/08	$137,994	-0-		Home Mortgage
Shaun A. Burke	President, CEO and Director	09/22/04	$437,806	$424,737	2.875%	Home Mortgage
Don Gibson	Director	09/12/08	$184,331	$179,602	2.875%	Home Mortgage
Kurt D. Hellweg	Director	08/14/08	$978,902	$953,851	3.00%	Home Mortgage
Gregory V. Ostergren	Director	02/02/06	$285,585	$277,688	2.875%	Home Mortgage
Carter M. Peters	EVP,CFO-COO	06/09/08	$544,960	$531,506	3.00%	Home Mortgage
George Timothy Rosenbury	Director	06/19/08	$256,068	$244,528	3.00%	Home Mortgage
James L. Sivils, III	Director	03/17/06	$298,469	-0-		Home Mortgage
James L. Sivils, III	Director	06/30/08	$539,259	-0-		Home Mortgage

SECOND PROPOSAL
GUARANTY FEDERAL BANCSHARES, INC. 2010 EQUITY PLAN

The second item to be acted upon at the Annual Meeting is a proposal to approve the Guaranty Federal Bancshares, Inc. 2010 Equity Plan (the “Plan”), a copy of which is included as Appendix A to this Proxy Statement.

Summary Description of the Plan

The Plan document has been included in this proxy for approval at the Meeting. The following summary of the material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the specific language of the Plan, included as Exhibit A.  The Plan provides for equity awards including stock options, stock awards, restricted stock, stock appreciation rights, performance units, or other equity-based awards payable in cash or stock to key employees and directors of the Company and the Bank.  All of the Company’s and the Bank’s directors and employees are eligible to participate in the Plan.  There are approximately 180 directors and employees eligible to participate in the Plan.

Under the Plan, the Company will have the ability to grant up to 200,000 shares of Common Stock.  The number of shares granted to eligible participants will be determined by the Compensation Committee on an annual basis based on performance and market research to ensure a reasonable and competitive total compensation package.  The market price per share on the Company’s Common Stock was $5.37 as of the Record Date.

It is anticipated that equity compensation awards will include vesting provisions that will require key employees to remain at the Company for a defined period of time or risk losing all or a portion of each equity grant.  While we hold TARP funds, the vesting of awards will be in compliance with ARRA and the Interim Final Rule.  In addition, the Compensation Committee will consider equity holding requirements as part of the Plan design.

Reasons for the Plan

The Board of Directors believes that the granting of equity compensation awards is an appropriate means to compensate our key employees by aligning their interests with those of our stockholders.  The Company's 2004 Stock Option Plan provides the ability to grant only stock options to employees and directors.  Due to the current economic environment and decline in the Company stock price, the majority of the outstanding stock options now have an exercise price that is greater than the market price of the underlying Common Stock, thus providing limited or no value to the holder.  Through the Plan, the Company seeks to expand its alternatives for providing cost-effective and competitive equity compensation awards by being able to offer its employees and directors various equity awards referenced above.  The ability to grant various types of equity will encourage ownership and retention and also allow the Company to provide incentive compensation to its five most highly-compensation employees during the TARP period.  Under ARRA, the Company is unable to accrue or pay bonuses to its most highly-compensated employee (which is our CEO) unless such awards are in the form of long-term restricted stock that has a value in an amount that is not greater than 1/3 of the total amount of annual compensation of the employee receiving the stock, does not vest until at least two years from the date of grant, and does not become fully transferable until the repayment of all assistance under the CPP by the Company.

Summary of Tax Rules

The following discussion is intended to provide an overview of the U.S. federal income tax laws that are generally applicable to awards granted under the Plan as of the date of this proxy statement. Persons or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

Nonqualified Stock Options: The granting of a nonqualified option to an individual is not ordinarily a taxable event.  Upon exercise of the option, the optionee will recognize ordinary taxable income equal to the excess of the then fair market value of the shares over the exercise price.  The Company will be entitled to a tax deduction equal to the ordinary income recognized by the optionee.  Upon disposition of the acquired shares, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Incentive Stock Options:  Neither the granting of an incentive stock option (ISO) nor its exercise are ordinarily a taxable event to the optionee.  Instead, the optionee recognizes taxable income upon the sale of the acquired shares.  The tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares.  If an optionee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain.  If the optionee disposes of the ISO shares either within two years after the date the option is granted or within one year after the exercise of the option and transfer of shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee.  The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.   Except in the case of disqualifying dispositions, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an ISO.

Stock Appreciation Rights: The recipient of a stock appreciation right (SAR) will not recognize any taxable income at the time the SAR is granted. Instead, the appreciation inherent in the SAR will be taxable as ordinary compensation income at the time it is received by the participant.  If the participant receives the appreciation inherent in the SARs in stock rather than cash, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the participant, if any, for the stock.  In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Stock Awards: The recipient of a stock award will recognize ordinary compensation income at the time the property is received equal to the excess, if any, of the fair market value of the stock received over the amount paid by the participant in exchange for the stock.  If, however, the stock is subject to a substantial risk of forfeiture at the time of grant (e.g., if the participant is required to work for a period of time before the stock becomes freely transferable), the participant generally will not recognize income until the restrictions on such shares lapse, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  Upon the disposition of any stock received as a stock award under the plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.  In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Cash-Based and Unit-Based Awards: The recipient of cash-based and unit-based awards will recognize ordinary compensation income at the time the payment is received.  The Company will normally be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by such recipient.

Change of Control

Any award granted under the plan which is not freely exercisable or is subject to restrictions shall become immediately exercisable or free from restrictions upon a change in control (as defined in the plan) of the Company, unless the successor entity in the change in control transaction assumes the award or grants a substitute award of equivalent value; the Compensation Committee determines otherwise in an award agreement; or the acceleration of vesting is specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

Restrictions on Transferability of Awards

No award granted under the plan generally may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, except as otherwise permitted under the plan and the terms of the award agreement.

Amendment and Termination of the Plan

The Board or Compensation Committee may amend or terminate the plan at any time and for any reason, provided that, without the prior approval of the stockholders, no such amendment will allow options issued under the plan to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option.

Vote Required and Effect of Proposal

Approval of the Second Proposal requires the affirmative vote of the majority of shares common stock present in person or by proxy and entitled to vote.

Recommendation

The Board of Directors unanimously recommends a vote FOR approval of the proposal on the 2010 Equity Plan.

THIRD PROPOSAL
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Background of the Proposal

As a participant in the TARP Capital Purchase Program, we are required under the ARRA to include in this Proxy Statement and to present to the stockholders at the Annual Meeting, a non-binding proposal to approve the compensation of our executives, as disclosed in this Proxy Statement, pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission.  This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to endorse or not endorse the compensation of the Company’s executives as disclosed in this Proxy Statement.  The proposal will be presented at the Annual Meeting in the form of the following resolution:

Proposal

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the Compensation Discussion and Analysis, and the compensation tables (together with the accompanying narrative disclosure) and related material in the Company’s Proxy Statement for the Annual Meeting.

Vote Required and Effect of Proposal

Approval of the Third Proposal requires the affirmative vote of the majority of shares of common stock present in person or by proxy and entitled to vote.  As provided under the ARRA, this vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board or as creating or implying any additional fiduciary duty of the Board.  Further, the vote shall not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation

The Board of Directors unanimously recommends a vote FOR approval of the proposal on executive compensation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed of four directors.  The Board has determined that each of these directors is independent under the Marketplace Rules of Nasdaq.  In particular, each of these directors is independent as defined under Rule 4200(a)(15) and Rule 4350(d)(2)(A)(ii).  The Board has also determined that Mr. Batten qualifies as an Audit Committee Financial Expert as defined by the rules and regulations of the SEC.  Only this paragraph of the Report of the Audit Committee shall be incorporated by reference into the Company’s Annual Report on form 10-K filed with the SEC under the Exchange Act, notwithstanding the incorporation by reference of this Report of the Audit Committee into such filing.

The primary duties and responsibilities of the Audit Committee are to (i) monitor the Company’s financial reporting process and systems of internal control, (ii) monitor the independence and performance of the Company’s independent registered public accounting firm and internal auditors, and (iii) assure that management, the Board of Directors, the internal auditors and the independent auditors have the opportunity to communicate with one another.

The Committee has reviewed and discussed the audited consolidated financial statements with management and has discussed with BKD, LLP, the Company’s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from BKD, LLP, the Company’s independent registered public accounting firm, required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent registered public accounting firm that firm’s independence.  The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.  The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company.

Based upon the Audit Committee’s discussions and review described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

THE AUDIT COMMITTEE
James R. Batten	Kurt D. Hellweg
James L. Sivils, III	Tim Rosenbury

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the calendar year ended December 31, 2009 and December 31, 2008, BKD, LLP, the Company’s independent registered public accounting firm during these periods, provided various audit, audit related and non-audit services, including tax, to the Company.  Set forth below are the aggregate fees billed for these services during these periods and a brief description of such services:

(a)
Audit fees:  Aggregate fees billed for professional services rendered for the audits of the Company’s financial statements and reviews of financial statements included in the Company’s quarterly reports on Form 10-Q were $126,155 for the calendar year December 31, 2009 and $102,025 for the calendar year ended December 31, 2008.

(b)
Audit-related fees:  Aggregate fees billed for assurance and related services rendered and consultation on accounting matters not otherwise reported in (a) above were $4,610 for the calendar year ended December 31, 2009 and $6,135 for the calendar year ended December 31, 2008.

(c)
Tax fees:  Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax planning were $20,010 for the calendar year ended December 31, 2009 and $15,810 for the calendar year ended December 31, 2008.

(d)
All other fees:  Aggregate fees billed for all other professional services, including compliance work and ESOP services, were $14,775 for the calendar year ended December 31, 2009, and $12,600 for the calendar year ended December 31, 2008.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by BKD, LLP and the estimated fees for these services.  There are no other specific policies or procedures relating to the pre-approval of services performed by BKD, LLP.  The Audit Committee considered whether the audit and non-audit services rendered by BKD, LLP were compatible with maintaining BKD, LLP’s independence as auditors of our financial statements.

FOURTH PROPOSAL:  RATIFICATION OF BKD, LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the period ended December 31, 2009 for the Company and its subsidiary, the Bank, was BKD, LLP.  In accordance with its charter, the Audit Committee has selected and appointed BKD, LLP to continue as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.  As part of good corporate practice, the Audit Committee and the Company’s Board of Directors are requesting that its stockholders ratify such appointment.  The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal.  If the stockholders do not ratify the appointment, however, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain BKD, LLP or to appoint another independent registered public accounting firm.

A representative of BKD, LLP will be present at the Annual Meeting.  The representative will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form that are received from stockholders will be voted in respect thereof in the discretion of the persons named in the accompanying proxy.  If the Company did not have notice of a matter on or before April 28, 2010, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

It is anticipated that the Company’s annual report to stockholders for the period ended December 31, 2009, including financial statements, will be mailed on April 26, 2010, together with this proxy statement, to all stockholders of record as of the Record Date.  Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company at the Company’s address as provided at the end of the next section of this proxy statement.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at 1341 W. Battlefield, Springfield, Missouri 65807-4181, no later than December 26, 2010.

In the event the Company receives notice of a stockholder proposal to take action at next year’s annual meeting of stockholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal if notice of such proposal is received at the Company’s main office between 60 days and 30 days prior to the meeting.  If next year’s annual meeting is held on May 26, 2011, then stockholder proposals would have to be delivered to the Company between March 26, 2011 and April 25, 2011.  The Company’s Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year’s annual meeting is not received at the Company’s main office between 60 days and 30 days prior to the meeting, the proposal will not be eligible for presentation at that meeting.  However, if less than 31 days’ notice of the annual meeting is provided by the Company, a stockholder’s proposal would have to be received no later than 10 days after notice was mailed to the stockholders by the Company for that meeting.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS) FOR THE PERIOD ENDED DECEMBER 31, 2009, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO E. LORENE THOMAS, SECRETARY, GUARANTY FEDERAL BANCSHARES, INC., 1341 WEST BATTLEFIELD, SPRINGFIELD, MISSOURI 65807-4181.

Dated: April 26, 2010

APPENDIX A

GUARANTY FEDERAL BANCSHARES, INC.
2010 EQUITY PLAN

1.     Purposes

The purposes of the Plan are to (a) promote the long-term success of the Company and to increase stockholder value by providing Eligible Employees and Directors with incentives to contribute to the long-term growth and profitability of the Company and (b) assist the Company in attracting, retaining and motivating highly qualified individuals. The Plan permits the Committee to make Awards which constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

2.     Definitions

For purposes of the Plan, the following terms shall be defined as follows:

"Administrator" means the Committee or the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

"Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock, Performance Units or Other Awards.

"Award Document" means a written document approved in accordance with Section 3 which sets forth the terms and conditions of the Award to the Participant.  An Award Document may be in the form of (i) an agreement between the Company which is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company which is executed by an officer on behalf of the Company but does not require the signature of the Participant.

"Board" means the Board of Directors of the Company.

"Cause" means the termination of Employee's employment as a result of: (i) an act or acts of dishonesty undertaken by such Employee and intended to result in gain or personal enrichment of the Employee, (ii) persistent failure to perform the duties and obligations of such Employee which is not remedied in a reasonable period of time after receipt of written notice from Employer, (iii) taking unnecessary and excessive risks that threaten the value of the financial institution, (iv) violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, (v) use, sale or distribution of illegal drugs on the Employer's premises, (vi) threatening, intimidating or coercing or harassing fellow employees, or (vii) the conviction of such Employee of a felony.

"Change in Control" means and includes each of the following:

(i)  A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii)  The date a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

1

(iii) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, consolidation, reorganization, or business combination; a sale or other disposition of all or substantially all of the Company’s assets; the acquisition of assets or stock of another entity, in each case other than a transaction (x) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (y) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this section as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

"Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

"Committee" means the compensation committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of at least two independent Board members and shall serve at the pleasure of the Board.

"Common Stock" means the common stock, par value $.001 per share, of the Company. In the event the Company has more than one class of Common Stock, the class of Common Stock shall be as designated in the Award Document.

"Company" means Guaranty Federal Bancshares, Inc., a Delaware corporation.

“Director” means any individual who is a member of the Board but is not an Employee.

"Eligible Individuals" means the Employees and Directors.

"Employee" means any person employed by the Company or any Subsidiary. A Participant shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, three months after such ninety (90) day leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a director nor payment of a director's fee by the Company or a Subsidiary shall be sufficient to constitute "employment" by the Company or a Subsidiary.

"Employer" means the Company or a Subsidiary, as applicable, that employs the particular Employee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

"Fair Market Value" means, with respect to a share of Common Stock as of the relevant date of determination, an amount equal to the closing price per share of Common Stock on the NASDAQ Global Market or other NASDAQ market and any successor thereto (or on any national securities exchange) on that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.  If shares of Common Stock are no longer traded on the NASDAQ Global Market or other NASDAQ market and any successor thereto (or on any national securities exchange), but are traded over-the-counter (including on the Over-the-Counter Bulletin Board), then the Fair Market Value shall be the mean between the last reported bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which such Common Stock is quoted or, if Common Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, or through any successor system.  If there are no reported bid or asked prices for the Common Stock on the date of determination, then the Fair Market Value shall be the mean between the last reported bid and asked prices on the last preceding date for which such bid and asked prices exist.  If, on the particular date, the Common Stock is neither listed nor admitted to trading on the NASDAQ Global Market or other NASDAQ market and any successor thereto, any national securities exchange, or over-the-counter, then the Fair Market Value shall be determined by the Committee in good faith on such basis and taking into account such factors as the Committee shall deem appropriate.  Notwithstanding the foregoing, the definition of “Fair Market Value” shall be determined in a manner consistent with Section 409A, as necessary to avoid violation of or the application of Section 409A to any Award made under the Plan.

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"Good Reason" for voluntary resignation in connection with a Change in Control means (i) a material adverse change in Employee’s duties or responsibilities as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not be deemed to occur upon a change in Employee’s reporting structure, upon a change in Employee’s duties or responsibilities that is a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph, or upon a change in Employee’s duties or responsibilities that is part of an across-the-board change in duties or responsibilities of employees at Employee’s level; (ii) any material reduction in Employee’s annual base salary in effect as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not include such a reduction of less than 10% that is part of an across-the-board reduction applicable to employees at Employee’s level; or (iii) without the Employee's express written consent, the Employer requires the Employee to change the location of his or her job or office, so that he or she will be based at a location more than fifty (50) miles from the location of his or her job or office immediately prior to the Change in Control. Notwithstanding the foregoing, Employee must provide notice of termination of employment to the Company within 90 days of Employee’s knowledge of an event constituting Good Reason or such event shall not constitute Good Reason under this Plan.  The Company shall have a period of 30 days to cure any such event without triggering the obligations under this Plan.

"Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Document.

"Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

"Other Award" means any other form of award authorized under Section 13 of the Plan.

"Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

"Performance Unit" means a performance unit granted to an Eligible Individual pursuant to Section 12 hereof which is subject to performance criteria.

"Plan" means this Guaranty Federal Bancshares, Inc. 2010 Equity Plan.

"Restricted Stock" means Common Stock granted to an Eligible Individual pursuant to Section 11 hereof which is subject to restrictions.

"Retirement" means age 65 or over age 55 with twenty years of service.

"Stock Appreciation Right" means a right to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

"Stock Award" means a share of Common Stock granted to an Eligible Individual for no consideration other than the provision of services or offer for sale to an Eligible Individual at a purchase price determined by the Committee, in either case pursuant to Section 10 hereof.

"Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

"Subsidiary" means a "subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

"Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

3.     Administration of the Plan

(a)    Power and Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

(i)  to select Participants from the Eligible Individuals;

(ii)  to make Awards in accordance with the Plan;

(iii)  to determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

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(iv)  to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of the termination of a Participant's status as an Employee or Director of the Company or a Subsidiary, and including the authority to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards, to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Award and to extend the period in which to exercise a Stock Option or to accelerate vesting.

(v)  to specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

(vi)  to construe and interpret any Award Document delivered under the Plan;

(vii)  to prescribe, amend and rescind rules and procedures relating to the Plan;

(ix)  subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

(x)  to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

(xi)  to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

(b)    Plan Construction and Interpretation.    The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(c)    Determinations of Committee Final and Binding.    All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

(d)    Delegation of Authority.    The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 16 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

(e)    Liability of Committee.    No member of the Committee shall be liable for any action nor determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

(f)    Action by the Board.    Anything in the Plan to the contrary notwithstanding, any authority or responsibility which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.     Effective Date and Term

The Plan shall become effective upon its adoption by the Board subject to its approval by the stockholders of the Company. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect. In no event shall any Awards be made under the Plan after the tenth anniversary of the date of the Board's adoption of the Plan.

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5.     Shares of Common Stock Subject to the Plan

Subject to adjustment as provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 200,000 shares.  Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof.  To the extent that an Award terminates, expires, or lapses for any reason, any shares of Common Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan. Shares of Common Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations set forth herein. If any shares of Restricted Stock are forfeited by the Participant or repurchased by the Company, such shares may again be optioned, granted or awarded hereunder.  Notwithstanding the provisions of this Section 5, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

6.     Eligible Individuals

Awards may be granted by the Committee to Eligible Individuals; provided, however, that Directors shall not be eligible to receive Incentive Stock Options. An individual's status as an Administrator will not, by itself, affect his or her eligibility to participate in the Plan.

7.     Awards in General

(a)    Types of Award and Award Document.    Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock, Performance Units or Other Awards. Any Award described in Sections 8 through 13 of the Plan may be granted singly or in combination or in tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

(b)    Terms Set Forth in Award Document.    The terms and provisions of an Award shall be set forth in a written Award Document approved by the Committee and delivered or made available to the Participant as soon as administratively practicable following the date of such Award. The vesting, exercisability, payment, stock holding requirements and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Document. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option, Stock Appreciation Right or Other Award first becomes exercisable.

(c)    Clawback Provision.  Any performance-based awards granted under this Plan are subject to recovery by the Company if the Award grant was based on any financial information or other performance criteria that is subsequently determined to be materially inaccurate.

(d)    Voluntary Termination or Termination for Cause as Employee.   Upon a voluntary termination or termination for Cause, (i) any Options or SARs held by the Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate immediately and (ii) any non-vested Restricted Stock Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate, except to the extent set forth in the Award Document.

(e)    Retirement, Termination for Good Reason or Involuntary Termination.   Upon Retirement; a termination by the Employee for Good Reason; or an involuntary termination by the Company without Cause, the Participant may exercise his or her Award within such period of time as is specified in the Award Document to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Document).  The date of a Participant's termination as an Employee for any reason shall be determined in the sole discretion of the Committee.  In the absence of a specified time in the Award Document, the Award shall remain exercisable for three (3) months following the Participant's termination as an Employee and then terminate, unless otherwise provided in the Plan.

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(f)    Death or Disability of Participant.    If a Participant ceases to be an Employee as a result of the Participant's death or disability (as defined in Section 22(e)(3) of the Code), the following shall occur: (i) all of such Employee's outstanding Stock Options and Stock Appreciation Rights shall become vested and exercisable, (ii) all restrictions and conditions of all Stock Awards and Restricted Stock held by such Employee shall lapse and (iii) all Performance Units and any Other Awards held by such Employee shall be deemed to be fully earned. In the absence of a specified time in the Award Document, the Stock Options and Stock Appreciation Rights shall remain exercisable for twelve (12) months following the Participant's termination and then terminate.

(g)    Dividends and Dividend Equivalents.    The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award. Payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in Common Stock, cash or a combination thereof, as the Committee shall determine.

(h)   Equity Holding Requirements.    The Committee may require Participants to retain ownership of a percentage of the Company’s Common Stock acquired by the Participant upon the vesting of the shares of Restricted Stock or Stock Options, after taxes and transaction costs, until a defined period of time or separation of employment.  The terms of any holding requirements will be specified in the Award Document for each Participant.

8.     Stock Options

(a)    Terms of Stock Options Generally.    A Stock Option shall entitle the Participant to whom the Stock Option was granted to purchase a specified number of shares of Common Stock during a specified period at a price that is determined in accordance with Section 8(b) below. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. The Committee will fix the vesting and exercisability conditions applicable to a Stock Option.

(b)    Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided that the excess of:

(i)  the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over

(ii)  the aggregate exercise price thereof,

does not exceed the excess of:

(iii)  the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

(iv)  the aggregate exercise price of such shares.

(c)    Option Term.    The term of each Stock Option shall be fixed by the Committee but which term shall in no event exceed ten years from the date of grant.

(d)    Incentive Stock Options.    Each Stock Option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option or as a Nonqualified Stock Option. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Stock Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the adoption of the Plan by the Board. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, the excess Stock Options shall be treated as Nonqualified Stock Options. For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares of Common Stock shall be determined as of the time the Stock Option with respect to such shares is granted.

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(e)    Method of Exercise.    Subject to the provisions of the applicable Award Document, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option.

9.     Stock Appreciation Rights

(a)    General.    A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to the payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that, except as provided in Section 9(b) below, the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). Notwithstanding the foregoing, the exercise price per share of a Stock Appreciation Right that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided, that such exercise price is not less than the minimum exercise price that would be permitted for an equivalent Stock Option as determined in accordance with Section 8(b) above. At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to such amount, or in a combination of cash and shares of Common Stock having an aggregate value as of the date of exercise equal to such amount. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option.

(b)    Stock Appreciation Rights in Tandem with Stock Options.    A Stock Appreciation Right granted in tandem with a Stock Option may be granted either at the same time as such Stock Option or subsequent thereto. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Stock Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercise.

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10.   Stock Awards

(a)    General.    A Stock Award shall consist of one or more shares of Common Stock granted to a Participant for no consideration other than the provision of services (or, if required by applicable law in the reasonable judgment of the Company, for payment of the par value of such shares). Stock Awards shall be subject to such restrictions (if any) on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the applicable Award Document.

(b)    Distributions.    Any shares of Common Stock or other securities of the Company received by a Participant to whom a Stock Award has been granted as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Stock Award.

11.   Restricted Stock

(a)    General    An Award of Restricted Stock shall consist of a grant of one or more shares of Common Stock to a Participant for no consideration other than the provision of services or may be offered for sale to a Participant at a purchase price determined by the Committee, subject to the terms and conditions established by the Committee in connection with the Award and as set forth in the applicable Award Document. Such shares of Common Stock shall be subject to such restrictions on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the Award Document relating to such stock. If shares of Common Stock are offered for sale under the Plan, the purchase price shall be payable in cash, or, in the sole discretion of the Committee and to the extent provided in any applicable Award Document, in shares of Common Stock already owned by the Participant, for other consideration acceptable to the Committee or in any combination of cash, shares of Common Stock or such other consideration.

(b)    Share Certificates; Rights and Privileges.    At the time Restricted Stock is granted or sold to a Participant, share certificates representing the appropriate number of shares or Restricted Stock shall be registered in the name of the Participant but shall be held by the Company in custody for the account of such person. Company may take whatever actions it determines necessary to restrict the transferability of the unvested Restricted Stock including providing that the certificates bear a legend restricting their transferability. Except for such restrictions on transfer or other incidents of ownership as may be determined by the Committee and set forth in the Award Document relating to an award or sale of Restricted Stock, a Participant shall have the rights of a stockholder as to such Restricted Stock, including the right to receive dividends and the right to vote in accordance with the Company's certificate of incorporation.

(c)    Distributions.    Any shares of Common Stock or other securities of the Company received by a Participant to whom Restricted Stock has been granted or sold as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Restricted Stock.

12.   Performance Units

Performance Units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Document relating to such Performance Units. Performance Units may be paid in Common Stock upon the satisfaction of the applicable performance criteria as described in the Award Document, cash or a combination of Common Stock and cash, as the Committee may determine.

13.   Other Awards

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

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14.   Certain Restrictions

(a)    Transfers.    Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

(b)    Exercise.    During the lifetime of the Participant, a Stock Option, Stock Appreciation Right or similar-type Other Award shall be exercisable only by the Participant or by a permitted transferee to whom such Stock Option, Stock Appreciation Right or Other Award has been transferred in accordance with Section 14(a).

15.   Recapitalization or Reorganization

(a)    Authority of the Company and Stockholders.    The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)    Change in Capitalization.    Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5 above shall be equitably adjusted by the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award shall be equitably adjusted (including by payment of cash to a Participant) by the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

(c)    Change in Control.    Except as otherwise specified in the applicable Award Document and subject to Section 17(n) and (o) herein, in the event of a Change in Control, each outstanding Stock Option and all other Awards shall be assumed or an equivalent option or award substituted by the surviving corporation or a parent or subsidiary of the surviving corporation. In the event that the surviving corporation refuses to assume or provide Substitute Awards, then, except as otherwise specified in the applicable Award Document, (i) a Participant shall fully vest in and have the right to exercise any Stock Option and Stock Appreciation Right as to all of the Common Stock under the Award, including shares as to which it would not otherwise be vested or exercisable and (ii) all restrictions and conditions, including any vesting requirements, of any Stock Award and Restricted Stock held by a Participant shall lapse.  In the absence of a specified time in the Award Document, the Stock Options and Stock Appreciation Rights shall remain exercisable for three (3) months following the Participant's termination and then terminate.

16.   Amendments; Termination

The Board or Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which under the requirements of any applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award, provided, however, that the Board or Committee shall have broad authority to amend the Plan or any Award under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

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17.   Miscellaneous

(a)    Tax Withholding.    The Company may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any federal, state or local taxes required to be withheld with respect to such payments. In addition, the Company may permit any individual to whom an Award has been made to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual upon settlement or exercise of such Award or by delivering to the Company shares of Common Stock owned by the individual prior to exercising the option, subject to such rules as the Committee may establish from time to time.

(b)   Parachute Payment Reduction.  In no event shall any Award or payment be accelerated under this Plan to an extent or in a manner so that such Award or payment, together with any other compensation and benefits provided to, or for the benefit of, the Participant under any other plan or agreement of the Company or any of its Subsidiaries, would not be fully deductible by the Company or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code and any similar state, local or federal law (collectively, “Section 280G”).  If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then such parachute payments will be reduced or modified so that the Company or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code in the following order (unless cutting the parachute payments back in such order would result in the imposition on the Participant of an additional tax under Section 409A of the Code (or similar state or local law) and cutting the parachute payments back in another order would not, in which case benefits shall instead be cut back in such other order): First all parachute payments that do not constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (in the order designated by the Participant). Second, all parachute payments that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that were granted to the Participant in the 12-month period of time preceding the applicable Section 280G event, in the order such benefits were granted to the Participant. Third, all remaining parachute payments shall be reduced pro-rata. Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with the Company or one of its Subsidiaries, or is a Participant in a severance program sponsored by the Company or one of its Subsidiaries, that contains express provisions regarding Section 280G of the Code (or any similar successor provision), or the applicable Award agreement includes such provisions, the Section 280G provisions of such employment or other agreement or plan, as applicable, shall control as to the Awards held by that Participant (for example, and without limitation, a Participant may be a party to an employment agreement with the Company or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G provisions of such employment agreement shall control as to any Awards held by that Participant).

(c)    No Right to Grants or Employment.    No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Document shall confer upon any Employee any right to continued employment with Employer or interfere in any way with the right of Employer to terminate the employment of any of its employees at any time, with or without Cause.

(d)    Other Compensation.    Nothing in this Plan shall preclude or limit the ability of the Employer to pay any compensation to a Participant under the Employer's other compensation and benefit plans and programs.

(e)    Other Employee Benefit Plans.    Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Employer, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

(f)    Unfunded Plan.    The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

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(g)    Securities Law Restrictions.    The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

(h)    Compliance with Rule 16b-3.    Notwithstanding anything contained in the Plan or in any Award Document to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

(i)    Award Document.    In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern, and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(j)    Expenses.    The costs and expenses of administering the Plan shall be borne by the Company.

(k)    Application of Funds.    The proceeds received from the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.

(l)    Deferral.    The Committee may, in its discretion and as provided in the applicable Award Document, permit a Participant to defer receipt of the shares underlying a Stock Option upon exercise or otherwise defer the recognition of income with respect to an Award pursuant to the terms of any deferred compensation plan maintained by the Company.

(m)    Applicable Law.    Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Missouri without giving effect to conflicts of law principles.

(n)    Nonqualified Deferred Compensation Plan Omnibus Provision.  The Company intends that all Awards under the Plan either comply with Section 409A of the Code (“Section 409A”) or comply with an exemption from the application of Section 409A.  The Committee shall not exercise any discretion under the Plan, including, but not limited to, the discretion in Section 7 and Section 15 herein, in any manner which would violate Section 409A.  Each Award Document covering an Award subject to Code Section 409A shall comply with the requirements of Section 409A and shall include any terms required by Section 409A (including the 6 month delay requirement, authorized distribution events and time and form of payment requirements).  All Awards exempt from Section 409A shall be interpreted and administered in a manner as to maintain such exemption.  Neither the Company nor the Committee, however, shall have any responsibility or liability if any Award is subject to adverse taxation under Section 409A.

(o)    Participation in Capital Purchase Program.  The Company has participated in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (the “CPP”) created by the Treasury Department pursuant to authority granted under the Emergency Economic Stabilization Act of 2008, as amended from time to time (the “EESA”).  As a result of its participation in the CPP, the Company is required to comply with the requirements of Section 111(b) of the EESA, in accordance with the guidance and regulations issued by the Treasury Department with respect to the CPP, as such guidance and regulations may be amended from time to time (the “CPP Requirements”).  The Plan is intended to permit the Committee, in its sole discretion, to grant Awards that are intended to qualify as TARP-compliant long-term restricted stock or restricted stock units under the CPP Requirements as well as to grant Awards that are not intended to qualify as TARP-compliant long-term restricted stock or restricted stock units, including without limitation the payment of a Participant’s salary in Stock Awards or the grant of Awards which, although not TARP-compliant long-term restricted stock or restricted stock units, nonetheless comply with the non-accrual and other limitations of the CPP Requirements.  Notwithstanding any other provision of the Plan to the contrary, the Plan shall be administered, interpreted and construed and, if and where applicable, benefits provided hereunder shall be limited, deferred, prohibited and/or subject to repayment to the Company in accordance with the CPP Requirements and Section 111(b) of the EESA, as amended from time to time, to the extent legally applicable.

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(p)    Employee Status.   For purposes of determining questions of termination of employment and exercise of a Stock Option or Stock Appreciation Right after a Participant’s termination, a leave of absence for military service, illness, short-term disability or other reasons approved by a duly authorized officer of the Company will not be treated as termination or interruption of service; provided, however, that, with respect to an Incentive Stock Option, if such leave of absence exceeds ninety (90) days, such Incentive Stock Option will be deemed a Nonqualified Stock Option unless the Eligible Individual’s right to reemployment with the Company or a Subsidiary following such leave of absence is guaranteed by statute or by contract.  Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, reserves the right to designate a Participant’s leave of absence longer than ninety (90) consecutive days, other than for illness or short-term disability, as “Personal Leave,” provided that military leaves and approved family or medical leaves will not be considered Personal Leave. A Participant’s unvested Awards will remain unvested during a Personal Leave and the time spent on a Personal Leave will not count towards the vesting of such Awards. A Participant’s vested Stock Options or SARs that may be exercised will remain exercisable upon commencement of Personal Leave until the earlier of (i) a period of one year from the date of commencement of such Personal Leave; or (ii) the remaining exercise period of such Options.

(q)    Beneficiary Designation.  Each Participant may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die or become a Disabled Participant before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant’s lifetime. If the Participant’s designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate or other entity described in the Participant’s Award Agreement.

(r)    Restrictive Covenants.    An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches the non-compete, non-solicitation, non-disclosure or other restrictive covenants of the Award Agreement, whether during or after termination of employment, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, the Participant will forfeit:

(i)    any and all Awards granted to him or her under the Plan, including Awards that have become vested and exercisable; and/or

(ii)    the profit the Participant has realized on the exercise of any Options, which is the difference between the Options’ Exercise Price and the Fair Market Value of any Option the Participant exercised after terminating Service and within the six month period immediately preceding the Participant’s termination of Service (the Participant may be required to repay such difference to the Company).

(s)    Indemnification.   Each person who is or has been a member of the Committee or the Board, and any individual or individuals to whom the Committee has delegated authority under Article 2 of the Plan, will be indemnified and held harmless by the Company and its Subsidiaries from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan to the extent permitted by State law. Each such person will also be indemnified and held harmless by the Company and its Subsidiaries from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

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(t)    Notice.   Any notice or other communication required or permitted under the Plan must be in writing and must be delivered personally, sent by certified, registered, or express mail, or sent by overnight courier, at the sender’s expense. Notice will be deemed given (i) when delivered personally or, (ii) if mailed, three days after the date of deposit in the United States mail or, (iii) if sent by overnight courier, on the regular business day following the date sent. Notice to the Participant should be sent to the address set forth on the Company’s records. Either party may change the address to which the other party must give notice under this Section by giving the other party written notice of such change, in accordance with the procedures described above.

(u)    Fractional Shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

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[FORM OF PROXY]

REVOCABLE PROXY

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE PROXY

GUARANTY FEDERAL BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 26, 2010

The undersigned hereby appoints the Board of Directors of Guaranty Federal Bancshares, Inc. (the “Company”), or each of them individually, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the Guaranty Bank Operations Center, 1414 W. Elfindale Street, Springfield, Missouri, on Wednesday, May 26, 2010, at 6:00 p.m. local time and at any and all adjournments thereof, in the following manner: (Please be sure to sign and date this Proxy below. All joint holders should sign.)

Date _________

Stockholder Signature ___________________________

Stockholder Co-holder (if any) ______________________

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1.           The election as directors of all nominees listed and the terms indicated (except as marked to the contrary below):
Three Year Terms:	Jack L. Barham
Don M. Gibson
Tim Rosenbury

FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT	☐

INSTRUCTION:  To withhold authority to vote for individual nominee(s), mark “For All Except” and write the name(s) in the space provided below.

2.           The approval of the Guaranty Federal Bancshares, Inc. 2010 Equity Plan.

FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT	☐

3.           The advisory (non-binding) proposal on executive compensation.

FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT	☐

4.           The ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT	☐

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” all of the above listed nominees and proposition 2, 3, and 4.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED.  IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR DISCRETION.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Detach above card, sign, date and mail in postage paid envelope provided.

GUARANTY FEDERAL BANCSHARES, INC.

Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after written notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder’s decision to terminate this Proxy.  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a Proxy Statement dated April 26, 2010, and an Annual Report to Stockholders for the period ended December 31, 2009.

Please sign exactly as your name appears on this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or any other representative capacity, please give full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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